Filed Pursuant to Rule 497(e)
Registration No. 002-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund (the “Fund”)

Supplement dated December 4, 2015 to the Prospectus

dated May 1, 2015, as supplemented and amended to date

In July 2014, the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds that significantly changed the way certain money market funds will be required to operate. At an in-person meeting held on December 1, 2015, the Board of Directors of the Fund considered the likely effects of the rule changes on the Fund and approved a proposal by the Fund’s investment adviser, SunAmerica Asset Management, LLC (“SunAmerica”), to convert the Fund to a government money market fund. The conversion, and the changes described in this supplement, will become effective on or about April 29, 2016.

In order to qualify as a government money market fund, the Fund must invest at least 99.5% of its total assets in government securities, cash, or repurchase agreements collateralized by government securities or cash. As a government money market fund, the Fund will seek to maintain a stable $1.00 net asset value per share and will not be subject to liquidity fees and/or redemption gates.

Upon the Fund’s conversion to a government money market fund, the Fund will also change its name to “SunAmerica Government Money Market Fund.” It is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about April 29, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it is anticipated that the Fund’s yield may decrease as more assets are invested in government securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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